GE INSTITUTIONAL FUNDS

Premier Growth Equity Fund

Income Fund

Supplement Dated June 16, 2009

To the Prospectus Dated January 29, 2009

1. On June 10, 2009, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved the addition of the Russell 1000 Growth Index as a new benchmark to the Premier Growth Equity Fund, which will supplement the Fund’s current benchmark, the S&P 500 Index. In light of the foregoing, effective July 1, 2009, the Trust’s prospectus dated January 29, 2009 (the “Prospectus”) is amended as follows:

a.	The following paragraph replaces in its entirety the third paragraph under the section entitled “Equity Funds — Premier Growth Equity Fund — Fund Performance” located on page 9 of the Prospectus:

“The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 1000 Growth Index and the S&P 500® Index. The table reflects the impact of the Fund’s expenses for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period. The Fund adopted the Russell 1000 Growth Index in light of the Fund’s historical large-cap growth style.”

b.	The following information supplements the table entitled “Equity Funds — Premier Growth Equity Fund — Average Annual Total Returns” located on page 9 of the Prospectus:

	1 Year	5 Years	Since Inception[1]
Russell 1000 Growth Index[3]	–38.44	–3.42	–6.03

c.	The following replaces footnote 3 to the table entitled “Equity Funds — Premier Growth Equity Fund — Average Annual Total Returns” located on page 9 of the Prospectus:

“3 The returns of the Russell 1000 Growth Index and the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Russell 1000 Growth Index and S&P 500® Index are calculated from the month end nearest the Investment Class shares’ inception date.”

d.	The following paragraph supplements the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings — Important Definitions” that begins on page 31 of the Prospectus:

“Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.”

2. Effective July 1, 2009, the following replaces the summary of investment techniques information with respect to the Income Fund, as provided in the table under the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings” beginning on page 39 of the Prospectus:

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interest in Municipal Obligations
Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

	Zero Coupon Obligation	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No

[This supplement should be retained with your prospectus for future reference]

2